                                                                    Exhibit 99.2

                            SKY FINANCIAL GROUP, INC.
                          METROPOLITAN FINANCIAL CORP.

                       ELECTION FORM/LETTER OF TRANSMITTAL

To make a valid election, this form and your Metropolitan common share certificates (or an Affidavit of Lost, Stolen or Destroyed Certificates or a Notice of Guaranteed Delivery as described below) must be received by 5:00 P.M. (NEW YORK CITY TIME) ON [APRIL 18, 2003] (THE "ELECTION DEADLINE") BY THE BANK OF NEW YORK:

                                 The Bank of New York
                                 Metropolitan Financial Corp. Exchange
BY MAIL:                         P.O. Box 859208
                                 Braintree, MA 02185-9208

                                 The Bank of New York
                                 Metropolitan Financial Corp. Exchange
BY OVERNIGHT DELIVERY:           165 Bay State Road
                                 Braintree, MA 02184

                                 The Bank of New York
                                 Reorganization Services
BY HAND:                         101 Barclay Street
                                 Receive and Deliver Window, Street Level
                                 New York, NY 10286

BY FACSIMILE:                    (781) 380-3388 (For Delivery with a Notice of
                                 Guaranteed Delivery ONLY)

TO CONFIRM FACSIMILE             (781) 843-1833, Ext. 205 (For Eligible
TRANSMISSIONS:                   Institutions Only)


PLEASE READ THE ACCOMPANYING INSTRUCTION BOOKLET CAREFULLY. IT CONTAINS IMPORTANT INFORMATION ABOUT THIS ELECTION FORM/LETTER OF TRANSMITTAL AND THE ELECTION DEADLINE.

DIRECT ANY QUESTIONS TO METROPOLITAN'S INFORMATION AGENT, D. F. KING, AT (____)
_____________.


1      ABOUT YOU AND YOUR METROPOLITAN COMMON SHARES  --  Indicate any permanent address change next to
                                                          your address as shown.

                               COMMON SHARE CERTIFICATE NUMBER  NUMBER OF SHARES


ACCOUNT NO.                                      TOTAL SHARES

If you hold more Metropolitan common share certificates in the same name(s) that are not shown above, please submit those share certificates with this form and attach a listing of the additional share certificate numbers.

Check this box [ ] if your share certificates are being delivered subsequently through the Guaranteed Delivery procedure. If you check this box, please have the enclosed Notice of Guaranteed Delivery completed by an Eligible Institution and return it to the Bank of New York, as Exchange Agent, by the Election Deadline.

2      ELECTION OPTIONS AND REQUIRED SIGNATURES      -- See Section 2 of
       (SELECT ONLY ONE OPTION)                         the Instruction Booklet.


ALL SHARE CERTIFICATES THAT ARE COVERED BY YOUR ELECTION MUST ACCOMPANY THIS FORM (UNLESS YOU COMPLETE AN AFFIDAVIT OF LOST, STOLEN OR DESTROYED CERTIFICATES OR A NOTICE OF GUARANTEED DELIVERY).

ELECTION OPTIONS:

[ ] 1 Exchange all of my Metropolitan common shares for cash at the rate of $4.70 per Metropolitan common share owned (the "All Cash Election").

[ ] 2 Exchange all of my Metropolitan common shares for Sky Financial common shares at the fixed exchange rate of .2554 Sky Financial common shares for each Metropolitan common share owned (the "All Stock Election").

[ ] 3 Exchange all of my Metropolitan common shares for cash and Sky Financial common shares in the following percentages (ALL PERCENTAGES MUST BE ROUNDED TO TWO DECIMALS, E.G., 30.25%.):

        _____% cash (choose a percentage between 30% - 45%); and

        _____% Sky Financial common shares (choose a percentage between 55% - 70% so that the total consideration you elect to receive (cash and Sky Financial common shares) equals 100%),

        at the same exchange rates for cash and shares listed above (the "Mixed Cash/Stock Election"). See Question Number 9 of the Instructions.

[ ] 4 I/we make no election (the "Non-Election"). I/we, the undersigned, acknowledge and understand that by making no election, the form of merger consideration that I/we will receive as a result of the Merger will be determined by Sky Financial in accordance with the terms of the Merger Agreement. See Question Number 9 of the Instruction Booklet.

I/we, the undersigned, surrender to you for exchange the Metropolitan common shares identified on this Election Form/Letter of Transmittal. I/we certify that I/we have reviewed the accompanying Instruction Booklet mailed with this form and have complied with all requirements stated herein and therein. I/WE ACKNOWLEDGE THAT ANY ELECTION MADE IN CONNECTION WITH THE MERGER MAY BE SUBJECT TO PRORATION, AS PROVIDED IN THE MERGER AGREEMENT AND AS ALSO DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS AND INSTRUCTION BOOKLET, AND I/WE ACKNOWLEDGE THAT I/WE MAY RECEIVE A DIFFERENT FORM OF MERGER CONSIDERATION THAN I/WE elected. I/we hereby authorize The Bank of New York as Exchange Agent to follow all elections and to rely upon all representations, certifications and instructions accompanying this Election Form/Letter of Transmittal.

REQUIRED SIGNATURES -- ALL SHAREHOLDERS MUST SIGN BELOW.

x                                         x
  --------------------------------------    ------------------------------------
  SIGNATURE OF SHAREHOLDER        DATE      SIGNATURE OF SHAREHOLDER      DATE
                                              (IF JOINT ACCOUNT)

DAYTIME PHONE NUMBER                TITLE, if required
                     --------------                    -------------------------

3      VERIFY YOUR TAXPAYER IDENTIFICATION NUMBER

THIS IS THE SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER WE HAVE ON FILE FOR YOU:

IF THERE IS NO NUMBER ON THE LINE ABOVE OR THE NUMBER IS PRECEDED BY AN "N" OR IS INCORRECT, YOU MUST COMPLETE THE SUBSTITUTE FORM W-9 IN SECTION 7 OF THIS ELECTION FORM/LETTER OF TRANSMITTAL.

See Section 7 in the Instruction Booklet and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for completing Substitute Form W-9.

4      SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS

Any Sky Financial common shares and/or any check you receive in the exchange will be issued in the name(s) printed in Section 1 unless you indicate a different name(s) below. If you indicate a different name(s), your signature(s) and a Medallion Signature Guarantee are required, and the Substitute Form W-9 in
Section 7 MUST be completed by the new shareholder. Refer to Section 4 of the Instruction Booklet.

Name                               Name (if joint account)
     -----------------------------                         ---------------------
Address
        ---------------------------------------------------------
City                                State           Zip
     -------------------------------      ---------     ---------

x                                             PLACE MEDALLION
  ------------------------------------------  SIGNATURE GUARANTEE HERE -

x
  ------------------------------------------
   AUTHORIZED  SIGNATURE(S)

5      SPECIAL DELIVERY INSTRUCTIONS

Sky Financial common shares and/or a check will be mailed to the person and address shown in Section 1 (or the person and address in Section 4, if completed) unless you indicate a different address below:

Name
     ---------------------------------------
Address
        --------------------------------------------------
City                          State          Zip
     ------------------------       --------     ---------

6      AFFIDAVIT OF LOST, STOLEN OR DESTROYED CERTIFICATES -- This affidavit is valid only if
                                                              signed and
                                                              notarized below.

THIS SECTION IS TO BE COMPLETED ONLY IF YOU CANNOT LOCATE YOUR METROPOLITAN SHARE CERTIFICATES.

State of                             Name of Shareholder
         ---------------------------                     -----------------------

County of                            Address
          --------------------------         -----------------------------------

                                     City/ State / Zip
                                                      --------------------------

LIST CERTIFICATE NUMBER(S) AND NUMBER OF METROPOLITAN COMMON SHARES.

CERTIFICATE NUMBER(S):                   TOTAL NUMBER OF SHARES:
                       -----------------                          --------------

                       -----------------

The undersigned person(s) says that:

I am the lawful owner of the above described Metropolitan common share certificate(s). The certificate(s) has not been endorsed, transferred, assigned or otherwise disposed of. I have made a diligent search for the certificate(s) and have been unable to find it, and I make this affidavit for the purpose of exchanging the certificate(s) without surrendering the certificate(s). I acknowledge that the certificate(s) will be replaced under an insurance bond underwritten by Seaboard Surety Company. I agree to indemnify Seaboard Surety Company from all liabilities, losses, damages and expenses (including attorneys' fees) that it may sustain or incur by reason or on account of assuming liability under its Indemnity Bond No. . I hereby agree to surrender the certificate(s) for cancellation should I, at any time, find the certificate(s).

DATED BY AFFIANT (shareholder) this                    day of             , 2003
                                    ------------------        ------------------
SIGNATURE OF AFFIANT (shareholder)
                                   ---------------------------------------------
SIGNATURE OF CO-AFFIANT (co-shareholder)
                                         ---------------------------------------
NOTARY PUBLIC (Affix Notarial Seal)
                                    --------------------------------------------

NOTE:  NOTARY REQUIRED.

There will be no service fee or premium for lost, stolen or destroyed Metropolitan share certificates. See Section 6 of the Instruction Booklet.

7      YOU MUST COMPLETE THIS SUBSTITUTE FORM W-9.    See Section 7 of the
                                                      Instruction Booklet.

SUBSTITUTE FORM W-9

DEPARTMENT OF THE TREASURY, INTERNAL REVENUE SERVICE

PAYEE'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN") AND CERTIFICATIONS

PART I

Please provide your TIN on the
line to the right and certify
by signing and dating below
                                          --------------------------------------
                                          Social Security No. or Employer ID No.

CERTIFICATION - UNDER THE PENALTIES OF PERJURY

I certify that (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because: (A) I am exempt from backup withholding; (B) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (C) the IRS has notified me that I am no longer subject to backup withholding. (You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return.)

Signature
          -----------------------------------------
Name
     ----------------------------------------------
Address
        -------------------------------------------

---------------------------------------------------

Date
     -----------------

PART II

[ ] TIN APPLIED FOR (OR INTENDED TO APPLY FOR IN NEAR FUTURE) Check box if applicable.

PART III

[ ] EXEMPT PAYEE -- Check box if applicable. Also attach Certificate of Foreign
    Status, if applicable.

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 30% ON ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER AGREEMENT. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                            SKY FINANCIAL GROUP, INC.
                          METROPOLITAN FINANCIAL CORP.

                               INSTRUCTION BOOKLET

        This Instruction Booklet provides answers to frequently asked questions, briefly describes your options and provides information and instructions on how to make your election. We urge you to read the instructions carefully and review the Frequently Asked Questions. After reviewing these materials, complete the Election Form/Letter of Transmittal and send it in the enclosed return envelope along with your Metropolitan common share certificate(s) to Sky Financial's exchange agent, The Bank of New York. If you have additional questions after reading this material, you should contact Metropolitan's information agent, D.
F. King, at (____) ________________.

        THE DEADLINE FOR RECEIPT OF YOUR ELECTION FORM/LETTER OF TRANSMITTAL IS 5:00 P.M., NEW YORK CITY TIME, ON [APRIL 18, 2003] (THE "ELECTION DEADLINE").

FREQUENTLY ASKED QUESTIONS

1.      WHY HAVE I BEEN SENT AN ELECTION FORM/LETTER OF TRANSMITTAL?

        Sky Financial Group, Inc. ("Sky Financial") and Metropolitan Financial Corp. ("Metropolitan") entered into an Agreement and Plan of Merger dated as of October 23, 2002. Pursuant to the merger agreement, if the merger is approved by Metropolitan's shareholders, Metropolitan will merge with and into Sky Financial with Sky Financial continuing as the surviving corporation. The merger agreement is attached as Annex A to the proxy statement/prospectus previously furnished to you.

        As a result of the merger, you, as a Metropolitan shareholder, have the right to elect the form of merger consideration you receive for your Metropolitan common shares. Accordingly, you have the option to elect to receive
(i) cash at the rate of $4.70 per Metropolitan common share owned, (ii) Sky Financial common shares at the fixed exchange rate of .2554 Sky Financial common shares for each Metropolitan common share owned, or (iii) a combination of cash for no more than 45% and no less than 30% of your Metropolitan shares and Sky Financial common shares for no more than 70% and no less than 55% of your Metropolitan shares at the same exchange rates for cash and Metropolitan common shares described above.

        However, your ability to receive all cash or all Sky Financial common shares may be limited because between 45% and 30% of the total issued and outstanding Metropolitan common shares will be exchanged for cash and between 70% and 55% of the total issued and outstanding Metropolitan common shares will be exchanged for Sky Financial common shares (subject to certain adjustments described below). Consequently, unless one of the two exceptions described in Question 9 applies to you and your shares, if the elections result in an oversubscription of the pool of cash or Sky Financial common shares and you have elected to receive either all cash or all Sky Financial common shares, the form of consideration that you will receive will be determined in accordance with certain allocation procedures that are more fully described in the answers to Questions 9 and 10 below.

2.      WHAT IS THE PURPOSE OF THE ELECTION FORM/LETTER OF TRANSMITTAL?

        The enclosed Election Form/Letter of Transmittal does two things. First, it allows you to make your election as to the form of payment for your Metropolitan common shares. Second, it provides you with instructions on how to surrender your Metropolitan common share certificates in order to receive your payment.

3.      WHAT DO I DO WITH THE ELECTION FORM/LETTER OF TRANSMITTAL?

        The Election Form/Letter of Transmittal is divided into seven sections, with corresponding instructions for completing each section beginning on page [10] of this booklet.

        Complete, sign and date the Election Form/Letter of Transmittal and mail it to the exchange agent, The Bank of New York, in the enclosed return envelope along with your share certificate(s) representing Metropolitan common shares. By signing the Election Form/Letter of Transmittal, you agree to surrender your share certificate(s) in exchange for cash, Sky Financial common shares or a mixture of cash and Sky Financial common shares. You also confirm that the tax identification number that has been provided on the Election Form/Letter of Transmittal is correct and that you have complied with all the requirements stated in the instructions. Please note that if your Metropolitan common shares are held in a joint account, then signatures of both account owners are required.

        Consistent with the terms of the merger agreement, the Election Form/Letter of Transmittal authorizes The Bank of New York, as the exchange agent, to take all actions necessary to accomplish the delivery of the Sky Financial share certificates representing Sky Financial common shares and/or cash in exchange for your Metropolitan common shares.

        YOU MUST RETURN YOUR SHARE CERTIFICATE(S) REPRESENTING YOUR METROPOLITAN COMMON SHARES ALONG WITH THE ELECTION FORM/LETTER OF TRANSMITTAL IN THE ENCLOSED RETURN ENVELOPE. DO NOT SIGN THE BACK OF THE SHARE CERTIFICATE(S).

4.      WHAT IF I FAIL TO MAKE AN ELECTION?

        If you do not make an election, you will receive, at Sky Financial's discretion, either all cash, all Sky Financial common shares or a combination of cash for no more than 45% and no less than 30% of your Metropolitan common shares and Sky Financial common shares for the remainder of your Metropolitan common shares, depending on the number of Metropolitan shareholders that elect to receive either all cash or all Sky Financial common shares as determined in accordance with the terms of the merger agreement. Failure to send in the Election Form/Letter of Transmittal and related documents could delay your actual receipt of the merger consideration. Promptly following the completion of the merger, The Bank of New York will mail a letter of transmittal to any shareholder of record as of the effective time of the merger who has not returned an Election Form/Letter of Transmittal. A shareholder who has not completed and returned the Election Form/Letter of Transmittal should complete and return the letter of transmittal received after the effective time, together with his or her Metropolitan share certificates, in order to receive the merger consideration. NOTE: SKY FINANCIAL WILL NOT ISSUE THE MERGER CONSIDERATION TO A SHAREHOLDER UNTIL SUCH SHAREHOLDER PROPERLY COMPLETES AND RETURNS TO THE EXCHANGE AGENT AN ELECTION FORM/LETTER OF TRANSMITTAL OR, AFTER THE MERGER IS COMPLETED, A LETTER OF TRANSMITTAL.

5.      WHAT HAPPENS IF I MISS THE ELECTION DEADLINE?

        Missing the election deadline is the same as failing to make an election. Accordingly, the result is the same as described above in Question 4 and the form of merger consideration that you will receive will be determined in accordance with the terms of the merger agreement.

6. WHEN CAN I EXPECT TO RECEIVE MY NEW SKY FINANCIAL COMMON SHARE CERTIFICATES AND/OR CASH?

        If Metropolitan shareholders approve the merger, you will receive your new share certificates and/or cash within approximately 15 business days after the completion of the merger, which is anticipated to be April 30, 2003.

7.      DO I HAVE TO SEND IN MY METROPOLITAN COMMON SHARE CERTIFICATE(S)?

        Yes, whether you make the all cash election, the all stock election, the mixed cash/stock election or indicate that you make no election, you MUST return your Metropolitan stock certificate(s) with your completed Election Form/Letter of Transmittal, unless you have completed the Affidavit of Lost, Stolen or Destroyed Certificates in Section 6 of the Election Form/Letter of Transmittal (see Section 6 of the Instruction Booklet) or a Notice of Guaranteed Delivery (see Section 1 of the Instruction Booklet).

8.      WHAT IF I CANNOT LOCATE MY METROPOLITAN COMMON SHARE CERTIFICATE(S)?

        If you cannot locate your share certificate(s) or if your share certificates have been stolen or destroyed, you (and, if applicable, the co-owner of the Metropolitan common shares), must complete, sign and date the Affidavit of Lost, Stolen or Destroyed Certificates in Section 6 of the Election Form/Letter of Transmittal. The affidavit must be notarized by a Notary Public. See Section 6 of the Instruction Booklet.

9.      WHAT WILL I RECEIVE IN THE MERGER?

        You have the right to elect to receive, in exchange for your Metropolitan common shares, cash, Sky Financial common shares or a combination of cash for no more than 45% and no less than 30% of your Metropolitan common shares and Sky Financial common shares for no more than 70% and no less than 55% of your Metropolitan common shares.

        Sky Financial will not issue fractional shares in exchange for Metropolitan common shares. Accordingly, if you have the right to receive a fraction of a Sky Financial common share as a result of electing to receive either all stock or a combination of cash and Sky Financial common shares, you will receive instead a cash payment in an amount equal to the product of the fractional Sky Financial common share and the last sale price of a Sky Financial common share as reported by the Nasdaq National Market System, for the average of 10 trading days immediately preceding the effective date of the merger.

        Under the terms of the merger agreement, you have the following options:

        - The "ALL CASH ELECTION." A shareholder who makes the all cash election will receive cash at the rate of $4.70 for each Metropolitan common share owned, subject to certain adjustments and the allocation procedures described below.

        - The "ALL STOCK ELECTION." A shareholder who makes the all stock election will receive Sky Financial common shares, based upon a fixed exchange rate of .2554 Sky Financial common shares for each Metropolitan common share owned, subject to the allocation procedures described below.

        - The "MIXED CASH/STOCK ELECTION." A shareholder who makes the mixed cash/stock election will receive (i) cash, at the rate of $4.70 per share, for no more than 45% and no less than 30% of such shareholder's aggregate number of Metropolitan common shares, and (ii) Sky Financial common shares, based upon a fixed exchange rate of .2554 Sky Financial common shares per Metropolitan common share, for no more than 70% and no less than 55% of such shareholder's aggregate number of Metropolitan common shares.

        - The "NON-ELECTION." Shareholders who fail or choose not to make an election as to whether they wish to receive all cash, all Sky Financial common shares, or a mixture of cash and Sky Financial common shares, and shareholders who do not make a valid election, will be deemed to have made a "non-election." Shareholders who are deemed to have made a non-election will receive all cash, all Sky Financial common shares or a combination of cash and Sky Financial common shares determined by Sky Financial in accordance with the terms of the merger agreement at the rates described above.

        Pursuant to the terms of the merger agreement, the total merger consideration to be paid by Sky Financial for Metropolitan common shares (based on the $18.40 closing price of Sky Financial common shares on October 4, 2002) will consist of no less than 2,269,293 and no more than 2,888,199 Sky Financial common shares and cash of no less than $22,778,550 and no more than $34,167,825, subject to adjustments for Metropolitan common shares issued pursuant to the Metropolitan 1997 Stock Option Plan and the Metropolitan Stock Purchase Plan, for cash paid by Sky Financial in lieu of fractional Sky Financial common shares and for certain adjustments to the merger consideration more specifically described in the merger agreement and in the Proxy Statement/Prospectus under the caption "The Merger -- Adjustments to the Merger Consideration." In addition, in the event the closing price of Sky Financial common shares on the business day immediately preceding the closing of the merger is less than $12.53, the form of merger consideration may be adjusted by Sky Financial to ensure that the merger is treated as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

        Between 45% and 30% of the total issued and outstanding Metropolitan common shares will be exchanged for cash and between 70% and 55% of the total issued and outstanding Metropolitan common shares will be exchanged for Sky Financial common shares. Therefore, all cash and all stock elections are subject to proration to preserve these limitations on the amount of cash to be paid and the number of Sky Financial common shares to be issued in the merger, except for the following all cash or all stock elections:

        (1) the holder of 100 or fewer Metropolitan common shares who elect to receive all cash for their shares will receive all cash; and

        (2) the administrators of the Metropolitan 401(k) Plan will receive the form of consideration such administrators elect with respect to the shares in that plan (all cash, all Sky Financial common shares, or a mixture of no more than 45% and no less than 30% cash and no more than 70% and no less than 55% Sky Financial common shares).

        As a result, unless one of these two exceptions apply to you and your shares, you may receive a mixture of cash and Sky Financial common shares even if you make the all cash election or the all stock election.

        Reduction of Shares Deposited for Cash. If, at the election deadline, Sky Financial determines that more than 45% of the total number of outstanding Metropolitan common shares have been deposited for cash pursuant to the all cash election or the mixed cash/stock election, then Sky Financial will deem that a certain number of Metropolitan common shares deposited for all cash instead have been deposited for all Sky Financial common shares so that no more than 45% of the total number of Metropolitan common shares will be exchanged for cash. Sky Financial will determine this number on a pro rata basis in relation to the total number of Metropolitan common shares deposited for all cash (excepting out the number of Metropolitan common shares deposited for all cash by shareholders with 100 or fewer shares and the number of shares deposited for all cash by the administrators of Metropolitan's 401(k) Plan). Notice of this allocation shall be provided promptly to each Metropolitan shareholder who had elected to receive all cash and will not receive that consideration because of such allocation.

        Increase of Shares Deposited for Cash. If, at the election deadline, Sky Financial determines that less than 30% of the total number of outstanding Metropolitan common shares have been deposited for cash pursuant to the all cash election or the mixed cash/stock election, then Sky Financial will deem that a certain number of Metropolitan common shares deposited for all Sky Financial common shares instead have been deposited for all cash so that no less than 30% of the total number of Metropolitan common shares will be exchanged for cash. Sky Financial will determine this number on a pro rata basis in relation to the total number of Metropolitan common shares deposited for all Sky Financial common shares (excepting out the number of shares deposited for all Sky Financial common shares by the administrators of Metropolitan's 401(k) Plan). Notice of this allocation shall be provided promptly to each

Metropolitan shareholder who had elected all Sky Financial common shares and will not receive that consideration because of such allocation.

        The allocation described above will be determined by Sky Financial within ___ days after the election deadline, unless the merger has not been completed, in which case the allocation will be completed as soon as practicable after the completion of the merger.

10.     WILL I RECEIVE THE FORM OF CONSIDERATION I ELECT TO RECEIVE?

        Not necessarily. Between 30% and 45% of the total issued and outstanding Metropolitan common shares will be exchanged for cash and between 55% and 70% of the total issued and outstanding Metropolitan common shares will be exchanged for Sky Financial common shares. Accordingly, unless you elect to receive a mixture of cash and Sky Financial common shares within the ranges described above, there is no assurance that you will receive the form of consideration that you elect with respect to the Metropolitan common shares you hold (unless one of the two exceptions described in Question 9 above applies to you and your shares). If the shareholder elections result in an oversubscription of the pool of cash or Sky Financial common shares, Sky Financial will cause the exchange agent to allocate the consideration paid to shareholders between cash and Sky Financial common shares following the allocation procedures described in the response to Question 9 above.

        As of January 22, 2003, Metropolitan's current majority shareholder, Robert M. Kaye, owned approximately 67% of the Metropolitan common shares outstanding. Accordingly, Mr. Kaye's election may have a significant impact on whether other Metropolitan shareholders receive the form of consideration they elect. Sky Financial and Mr. Kaye entered into a voting agreement wherein Mr. Kaye agreed to announce to all other Metropolitan shareholders, at least 21 days prior to the completion of the merger, that he will be making a mixed election with respect to 10,769,215 Metropolitan common shares that he owned on the date he executed the voting agreement and to announce the ratio of cash and Sky Financial common shares that he will be electing to receive in connection with the merger. THE MERGER IS CURRENTLY SCHEDULED TO CLOSE ON APRIL 30, 2003 (ASSUMING WE HAVE RECEIVED ALL APPLICABLE REGULATORY APPROVALS AND ALL CONDITIONS PRECEDENT HAVE BEEN SATISFIED OR WAIVED, AS PERMITTED BY LAW), SO WE ANTICIPATE THAT MR. KAYE'S ELECTION WILL BE ANNOUNCED ON [APRIL 9, 2003].

11. WILL I HAVE TO PAY TAXES ON THE PROCEEDS WHEN MY METROPOLITAN COMMON SHARES ARE EXCHANGED?

        The U.S. federal income tax consequences to you will depend upon whether you receive (i) solely cash, (ii) solely Sky Financial common shares or (iii) a mixture of cash and Sky Financial common shares in the merger. If you receive solely Sky Financial common shares in the merger, you will not recognize any taxable gain for U.S. federal income tax purposes except to the extent you receive cash in lieu of fractional Sky Financial common shares. If you receive solely cash or a combination of cash and Sky Financial common shares in the merger, you will be subject to U.S. federal income tax, but income will not be recognized in excess of the amount of cash that you receive. Note, however, that pursuant to the merger agreement, the merger consideration is subject to specific adjustments that may result in a cash payment to all

Metropolitan shareholders, including those who elect to receive solely Sky Financial common shares. See "The Merger -- Adjustments to the Merger Consideration."

        THIS DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED IN THIS INSTRUCTION BOOKLET FOR GENERAL INFORMATION ONLY. EACH METROPOLITAN SHAREHOLDER SHOULD REFER TO THE TAX DISCUSSION IN THE PROXY STATEMENT/PROSPECTUS UNDER THE CAPTION "THE MERGER -- MATERIAL FEDERAL INCOME TAX CONSEQUENCES" AND CONSULT WITH HIS, HER OR ITS OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES RESULTING FROM THE RECEIPT OF THE MERGER CONSIDERATION, INCLUDING THE APPLICATION AND EFFECT OF STATE AND LOCAL INCOME AND OTHER TAX LAWS.

12.     HOW AND WHERE SHOULD I SEND MY SIGNED DOCUMENTS AND SHARE
        CERTIFICATE(S)?

        A return envelope addressed to the exchange agent, The Bank of New York, is enclosed with this package. Please use this envelope to return your Election Form/Letter of Transmittal, your Metropolitan share certificate(s), if applicable, and any additional documentation that may be required to make your election complete. If you do not have the envelope, please mail all the requested documentation to: The Bank of New York, Metropolitan Financial Corp. Exchange, P. O. Box 859208, Braintree, MA 02185-9208. If you are mailing share certificate(s), we recommend that you use Registered Mail, properly insured with return receipt requested. PLEASE DO NOT SIGN YOUR SHARE CERTIFICATES OR RETURN ANY OF THESE DOCUMENTS TO SKY FINANCIAL OR METROPOLITAN.

        Until your Metropolitan share certificate(s) are actually delivered to the exchange agent, delivery is not effected, you hold title to the certificate(s) and you bear the risk of loss.

13. ARE THERE ANY FEES ASSOCIATED WITH THE EXCHANGE OF MY METROPOLITAN COMMON SHARES?

        There are no fees associated with the exchange of your Metropolitan common shares.

14.     HOW DO I CHANGE MY ADDRESS ON THE ELECTION FORM/LETTER OF TRANSMITTAL?

        For permanent address changes, you should cross out any incorrect address information that is printed on the Election Form/Letter of Transmittal in Section 1. Clearly print your correct address in the space beside the printed information. If you want only to receive your payment at a different address from that in Section 1, you must complete the requested information in Section 5 of the Election Form/Letter of Transmittal.

15.     WHAT DO I DO IF:

        -       I want to change the name on my account?

        -       I want to have my check made payable to someone else?

        -       The owner or co-owner of the shares is deceased?

Please complete Section 4 of the Election Form/Letter of Transmittal in order to transfer the Sky Financial common shares or cash to someone else. You will be responsible for any taxes arising from any of those changes. For more information, refer to the instructions below for completing Section 4.

16. WHAT DO I DO IF I HOLD ANY OF MY METROPOLITAN COMMON SHARES WITH A BROKER, BANK OR OTHER NOMINEE?

        You should contact promptly your broker, bank or other nominee and follow their instructions as to the procedure for exchanging your Metropolitan common shares.

17.     WHAT IF I HOLD MY METROPOLITAN COMMON SHARES IN MORE THAN ONE ACCOUNT?

        If you hold Metropolitan common shares in more than one account, you will receive a separate Election Form/Letter of Transmittal for each account in which you hold Metropolitan common shares. You must complete, sign and date each separate Election Form/Letter of Transmittal and mail them separately to the exchange agent in the enclosed return envelope along with your share certificate(s) representing Metropolitan common shares held in each of your respective accounts. Likewise, if you hold Metropolitan common shares in more than one account with more than one brokerage, bank or other nominee, you should contact promptly each of them and follow their instructions as to the procedures for exchanging your Metropolitan common shares.

18. WHAT HAPPENS IF I HOLD METROPOLITAN COMMON SHARES AS A NOMINEE, TRUSTEE OR OTHER REPRESENTATIVE?

        If you hold Metropolitan common shares as a nominee, trustee or in another representative or fiduciary capacity, you may submit one or more Election Form/Letter of Transmittal covering the aggregate number of Metropolitan common shares held by you for the beneficial owners of such securities. However, you must certify that any Election Form/Letter of Transmittal submitted covers all Metropolitan common shares held by you for any single beneficial owner. You may submit only one Election Form/Letter of Transmittal for each separate account that you own or maintain. You may be required to provide the exchange agent with additional documents and certifications in order to satisfy the exchange agent that you hold shares for a particular beneficial owner.

19.     CAN I CHANGE OR REVOKE MY ELECTION?

        Yes. You can change or revoke your election by giving written notice to the exchange agent at The Bank of New York, Metropolitan Financial Corp. Exchange, P. O. Box 859208, Braintree, MA 02185-9208, prior to 5:00 p.m., New York City Time, on [APRIL 17, 2003], the business day immediately preceding the Election Deadline. AFTER THIS DATE, YOU MAY NOT

CHANGE OR REVOKE ANY ELECTION YOU HAVE MADE WITH RESPECT TO THE CONSIDERATION YOU WISH TO RECEIVE IN THE MERGER UNLESS THE MERGER DOES NOT CLOSE BY JUNE 30, 2003.

        IF YOU CHANGE OR REVOKE YOUR ELECTION, THE EXCHANGE AGENT WILL RETURN YOUR METROPOLITAN SHARE CERTIFICATES TO YOU. HOWEVER, IF YOU CHANGED YOUR ELECTION AND YOU WISH TO RESUBMIT IT, YOU MUST RETURN A PROPERLY COMPLETED AND EXECUTED ELECTION FORM/LETTER OF TRANSMITTAL WITH YOUR SHARE CERTIFICATES (OR A PROPERLY COMPLETED AND EXECUTED AFFIDAVIT OF LOST, STOLEN OR DESTROYED CERTIFICATES OR NOTICE OF GUARANTEED DELIVERY) BY THE ELECTION DEADLINE. IF YOU FAIL TO RETURN A PROPERLY COMPLETED AND EXECUTED ELECTION FORM/LETTER OF TRANSMITTAL WITH YOUR SHARE CERTIFICATES (OR A PROPERLY COMPLETED AND EXECUTED AFFIDAVIT OF LOST, STOLEN OR DESTROYED CERTIFICATES OR NOTICE OF GUARANTEED DELIVERY) BY THE ELECTION DEADLINE, THE CONSIDERATION THAT YOU RECEIVE FROM THE MERGER WILL BE DETERMINED BY SKY FINANCIAL IN ACCORDANCE WITH THE TERMS OF THE MERGER AGREEMENT. SEE QUESTION 4 ABOVE.

20.     HOW WILL I KNOW IF METROPOLITAN'S SHAREHOLDERS HAVE APPROVED THE MERGER?

        Metropolitan will issue a press release after the Metropolitan special shareholders' meeting on March 6, 2003, announcing the outcome of the shareholder vote. Metropolitan encourages you to check your local paper after the meeting.

21.     WHO DO I CALL IF I HAVE ADDITIONAL QUESTIONS?

        You may contact Metropolitan's information agent, D. F. King, at (____)
_____________________.

        THE ENCLOSED ELECTION FORM/LETTER OF TRANSMITTAL, WHICH MUST BE ACCOMPANIED BY METROPOLITAN SHARE CERTIFICATES, AN AFFIDAVIT OF LOST, STOLEN OR DESTROYED CERTIFICATES OR A NOTICE OF GUARANTEED DELIVERY, SHOULD BE RETURNED TO THE BANK OF NEW YORK IN THE ENCLOSED RETURN ENVELOPE. THE ADDRESS THAT YOU SHOULD SEND YOUR ELECTION FORM/LETTER OF TRANSMITTAL WILL DEPEND ON THE METHOD OF DELIVERY THAT YOU CHOOSE. THE AVAILABLE OPTIONS AND RELEVANT ADDRESSES FOR THE BANK OF NEW YORK ARE LISTED ON THE LAST PAGE OF THIS BOOKLET.

                           INSTRUCTIONS FOR COMPLETING
                     THE ELECTION FORM/LETTER OF TRANSMITTAL

                               ------------------

        These instructions are for the accompanying Election Form/Letter of Transmittal for the registered shareholders of Metropolitan Financial Corp. All elections are subject to the merger agreement that was furnished to shareholders as part of the proxy statement/prospectus dated January 30, 2003.

        We cannot guarantee that you will receive the form of merger consideration that you elect. We do intend to honor valid elections to the maximum extent possible. It is very important that you complete, sign and return the Election Form/Letter of Transmittal on or before [April 18], 2003 (the "Election Deadline"). Please use the enclosed return envelope, addressed to The Bank of New York, to return the Election Form/Letter of Transmittal, together with all of your Metropolitan common share certificates. ALL SHARE CERTIFICATES MUST BE SUBMITTED WITH THE ELECTION FORM/LETTER OF TRANSMITTAL NO MATTER WHICH ELECTION YOU MAKE (UNLESS YOU HAVE PROPERLY COMPLETED AND EXECUTED THE AFFIDAVIT OF LOST, STOLEN OR DESTROYED CERTIFICATES IN SECTION 6 OF THE ELECTION FORM/LETTER OF TRANSMITTAL OR A NOTICE OF GUARANTEED DELIVERY). If some of your Metropolitan common shares are held by a broker, bank or other nominee, please consult with your broker, bank or other nominee as to the procedures for exchanging your Metropolitan common shares.

SECTION 1.  ABOUT YOU AND YOUR SHARES

        Section 1 of the Election Form/Letter of Transmittal shows the number and type of shares owned by you as reflected in Metropolitan's records. Your Metropolitan share certificates are listed by number and denomination.

        If your Metropolitan share certificate(s) is lost or has been stolen or destroyed, please refer to Section 6 below.

        Cross out any incorrect address information that is printed in this area on the Election Form/Letter of Transmittal. Clearly print your correct address in the space beside the printed information.

        Check the box in Section 1 if your share certificates are being delivered subsequently through the Notice of Guaranteed Delivery procedure. If you check this box, please have the enclosed Notice of Guaranteed Delivery completed by an Eligible Institution.

SECTION 2.  ELECTION OPTIONS AND REQUIRED SIGNATURES

        The terms of the merger agreement allow you to choose the form of consideration you receive in exchange for your Metropolitan common shares. For more information, please refer to the proxy statement/prospectus dated January 30, 2003, previously furnished to you. REGARDLESS OF THE ELECTION OPTION YOU CHOOSE, YOUR METROPOLITAN SHARE CERTIFICATES, AN AFFIDAVIT OF LOST, STOLEN OR DESTROYED CERTIFICATES OR A NOTICE OF GUARANTEED DELIVERY MUST BE RETURNED WITH THE ELECTION FORM/LETTER OF TRANSMITTAL BY THE ELECTION DEADLINE FOR YOUR ELECTION TO BE VALID.

        Any disputes regarding your election or the elections made by other Metropolitan shareholders will be resolved by the exchange agent, and its decision will be final for all parties concerned. The exchange agent has the absolute right to reject any and all Election Forms/Letters of Transmittal that it determines are not in proper form or to waive minor defects in any form. Surrenders of certificates will not be effective until all defects or irregularities that have not been waived by the exchange agent have been corrected. Please return your Election Form/Letter of Transmittal promptly to allow sufficient time to correct any possible deficiencies before the Election Deadline.

        ELECTION OPTIONS:

        Select ONE of the following options:

        1.  THE ALL CASH ELECTION.

        2.  THE ALL STOCK ELECTION.

        3.  THE MIXED CASH/STOCK ELECTION.

        4.  MAKE NO ELECTION.

        IF YOU MAKE THE MIXED CASH/STOCK ELECTION, YOU MUST PROVIDE US WITH THE PERCENTAGES OF CASH AND SKY FINANCIAL COMMON SHARES THAT YOU ELECT TO RECEIVE IN THE MERGER. ALL PERCENTAGES MUST BE ROUNDED TO TWO DECIMAL PLACES (E.G., 30.25%). YOU MAY CHOOSE TO EXCHANGE BETWEEN 45% AND 30% OF YOUR METROPOLITAN COMMON SHARES FOR CASH AND BETWEEN 70% AND 55% OF YOUR METROPOLITAN COMMON SHARES FOR SKY FINANCIAL COMMON SHARES.

        Please note that if you have the right to receive a fraction of a Sky Financial common share, you will not receive a fractional Sky Financial common share. Instead, you will receive cash in lieu of a Sky Financial fractional common share.

        REQUIRED SIGNATURES:

        ALL INDIVIDUALS LISTED ON THE ACCOUNT MUST SIGN THE ELECTION FORM/LETTER OF TRANSMITTAL IN ORDER FOR IT TO BE VALID. Please be sure to include your daytime telephone number.

SECTION 3.  VERIFY YOUR TAXPAYER IDENTIFICATION NUMBER

        Please verify that the Social Security Number or Employer Identification Number that we have on file for you is correct. IF THERE IS NO SOCIAL SECURITY NUMBER OR EMPLOYER IDENTIFICATION NUMBER INDICATED OR IF THE NUMBER IS PRECEDED BY AN "N" OR IS INCORRECT, YOU MUST COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED IN
SECTION 7 OF THE ELECTION FORM/LETTER OF TRANSMITTAL.

SECTION 4.  SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS

        If you want your Sky Financial common shares registered in, or your check made payable to, a name or names different from the name(s) printed on the Election Form/Letter of Transmittal, please follow the instructions below.

        First, print the name(s) and address(es) of the person(s) to receive the Sky Financial common shares in the space provided under Special Transfer or Payment Instructions. Then, refer to the procedures printed below for the requirements needed to make some of the most frequently requested types of registration changes. These documents must accompany your Metropolitan shares certificate(s), if applicable, and your Election Form/Letter of Transmittal.

        You may be required to provide the exchange agent with additional documents and certifications to satisfy the exchange agent that you are the beneficial owner of the Metropolitan common shares.

A.      NAME CHANGE DUE TO MARRIAGE OR TRANSFER OF OWNERSHIP TO ANOTHER
        INDIVIDUAL:

        1. Obtain a signature guarantee for the shareholder whose name is printed on the Election Form/Letter of Transmittal. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. THE SIGNATURE OF A NOTARY PUBLIC IS NOT ACCEPTABLE FOR THIS PURPOSE.

        2. Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the Taxpayer TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to Section 7 of this Instruction Booklet and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

B. SHAREHOLDER WHOSE NAME IS PRINTED ON THE ELECTION FORM/LETTER OF TRANSMITTAL IS DECEASED. YOU ARE THE EXECUTOR OR ADMINISTRATOR OF THE
        ESTATE:

        1. Provide a certified (under raised seal) copy of the Court Qualification appointing the legal representative (dated within 60 days).

        2. Obtain a signature guarantee for the legal representative. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of STAMP, or by a stockbroker who is a member of STAMP. THE SIGNATURE OF A NOTARY PUBLIC IS NOT ACCEPTABLE FOR THIS PURPOSE.

        3. Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. If the account is being registered in the name of the estate and not to an individual, a TIN is required. Please refer to Section 7 of this Instruction Booklet and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

C. THE ACCOUNT IS A JOINT ACCOUNT AND ONE OF THE ACCOUNT HOLDERS IS DECEASED. TRANSFERRING SHARES TO THE SURVIVOR ONLY:

        1. Provide a certified (under raised seal) copy of death certificate.

        2. Survivor's signature (signature guarantee is not necessary in this case).

        3. Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to Section 7 of this Instruction Booklet and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

D. THE ACCOUNT IS A JOINT ACCOUNT AND ONE OF THE ACCOUNT HOLDERS IS DECEASED. TRANSFERRING SHARES TO THE SURVIVOR AND ADDING A NAME:

        1. Provide a certified (under raised seal) copy of death certificate.

        2. Survivor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of STAMP, or by a stockbroker who is a member of STAMP. THE SIGNATURE OF A NOTARY PUBLIC IS NOT ACCEPTABLE FOR THIS PURPOSE.

        3. Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to Section 7 of this Instruction Booklet and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

E. THE ACCOUNT IS A CUSTODIAL ACCOUNT AND THE FORMER MINOR HAS REACHED THE LEGAL AGE OF MAJORITY:

        1. The former minor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of STAMP, or by a stockbroker who is a member of STAMP. THE SIGNATURE OF A NOTARY PUBLIC IS NOT ACCEPTABLE FOR THIS PURPOSE.

        2. Provide a certified (under raised seal) copy of the birth certificate for the former minor.

        3. Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to Section 7 of this Instruction Booklet and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

F.      YOU WANT TO HAVE THE ACCOUNT REGISTERED IN THE NAME OF A TRUST:

        1. Obtain a signature guarantee for the shareholder whose name is printed on the Election Form/Letter of Transmittal. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of STAMP, or by a stockbroker who is a member of STAMP. THE SIGNATURE OF A NOTARY PUBLIC IS NOT ACCEPTABLE FOR THIS PURPOSE.

        2. Provide a copy of the first and last pages of the trust agreement.

        3. Complete the Substitute Form W-9 on the Election Form/Letter of Transmittal by listing the TIN or SSN that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to Section 7 of this Instruction Booklet and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for more detailed information.

        If your circumstances differ from those listed above, or if you have any other questions, please contact Metropolitan's information agent, D. F. King, at (____) _________________.

SECTION 5. SPECIAL DELIVERY INSTRUCTIONS

        Complete this area only if you want the share certificate(s) representing Sky Financial common shares and/or the check resulting from your election to be delivered to an address other than the one printed in Section 1 of the Election Form/Letter of Transmittal.

        Note: Your address of record will not be affected by completing this
Section 5.

SECTION 6. AFFIDAVIT OF LOST, STOLEN OR DESTROYED CERTIFICATES

        If you have lost your Metropolitan share certificate(s), or if your Metropolitan share certificate(s) has been stolen or destroyed, you (and if the shares are held in a joint account, the co-owner of the shares) must complete, sign and date the affidavit contained in Section 6 of the Election Form/Letter of Transmittal. List the certificate number(s) and the total number of Metropolitan common shares that you own. The affidavit must be signed and notarized by a Notary Public.

        YOU WILL NOT BE ISSUED NEW METROPOLITAN COMMON SHARE CERTIFICATES. Rather, by making the affidavit in accordance with these instructions, you will be treated by the exchange agent as having exchanged your Metropolitan common share certificate(s) without surrendering the certificate(s). THE AFFIDAVIT IS VALID ONLY IF SIGNED AND NOTARIZED IN ACCORDANCE WITH THESE INSTRUCTIONS. By signing the affidavit, you (i) acknowledge that the certificate(s) will be replaced under an insurance bond underwritten by [Seaboard Surety Company]; (ii) agree to indemnify [Seaboard Surety Company] from all liabilities, losses, damages and expenses (including attorneys' fees) that it may sustain or incur by reason or on account of assuming liability under its Indemnity Bond No. ________; and (iii) agree to surrender the certificate(s) to Sky Financial if, at any time, you find or otherwise recover the Metropolitan common share certificate(s).

SECTION 7. SUBSTITUTE FORM W-9 AND W-9 CERTIFICATION

        Each Metropolitan shareholder (or other payee) is required to provide the exchange agent with a correct taxpayer identification number ("TIN"), generally the shareholder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, and to certify that the shareholder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject you (or such other payee) to a $50 penalty imposed by the Internal Revenue Service and 30% federal income tax withholding on the payment of any cash by Sky Financial as part of the merger consideration. The box in Part II of the Substitute Form W-9 may be checked if you (or such other payee) have not been issued a TIN and you (or such other payee) have applied for a TIN or intend to apply for a TIN in the near future. If the box in
Part II is checked and the exchange agent is not provided with a TIN by the time of payment of any cash by Sky Financial as part of the merger consideration, the exchange agent will withhold 30% on the payment of any cash to you until you provide a TIN to the exchange agent.

        Under federal income tax law, a shareholder whose shares are exchanged for the merger consideration is required to provide the exchange agent with such shareholder's current TIN on the Substitute Form W-9. If such shareholder is an individual, the TIN is his or her Social Security number. If the exchange agent is not provided with the correct TIN, the shareholder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any cash paid to such shareholder or other payee with respect to Metropolitan common shares exchanged pursuant to the merger agreement may be subject to 30% backup withholding tax.

        Certain shareholders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such shareholder must submit to the exchange agent a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. If applicable, you can obtain a Form W-8 from the exchange agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

        If backup withholding applies, the exchange agent is required to withhold 30% of any cash paid to you or such other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

        To prevent backup withholding on any cash paid by Sky Financial to you or such other payee, you are required to notify the exchange agent of your current TIN (or the TIN of any other payee) by completing the Substitute Form W-9 in Section 7 of the Election Form/Letter of Transmittal, certifying that the TIN provided in Section 3 of the Election Form/Letter of Transmittal and on Substitute Form W-9 is correct (or that you are awaiting a TIN), and that (i) you or such other payee have not been notified by the Internal Revenue Service that you or such other payee are subject to backup withholding as a result of failure to report all interest or dividends, or (ii) you or such other payee have been notified by the Internal Revenue Service that you or such other payee are no longer subject to backup withholding.

        You are required to give the exchange agent the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Metropolitan share certificates. If the shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

        IF YOU ARE A TRUSTEE, EXECUTOR, ADMINISTRATOR OR SOMEONE WHO IS ACTING ON BEHALF OF A SHAREHOLDER AND YOUR NAME IS NOT PRINTED ON THE ELECTION FORM/LETTER OF TRANSMITTAL, YOU MUST INCLUDE YOUR FULL TITLE AND SEND US PROPER EVIDENCE OF YOUR AUTHORITY TO EXCHANGE THE METROPOLITAN COMMON SHARES.

BEFORE YOU MAIL YOUR ELECTION FORM/LETTER OF TRANSMITTAL, MAKE SURE YOU DO THE
FOLLOWING:

        a)      Verify the election you have chosen;

        b)      Sign, date and include your daytime phone number;

        c) Verify the SSN or TIN printed on the form and sign the Substitute Form W-9 certification; and

        d) Include your Metropolitan share certificate(s) (or a completed Affidavit of Lost, Stolen or Destroyed Certificates in Section 6 of the Election Form/Letter of Transmittal or a completed Notice of Guaranteed Delivery), along with the Election Form/Letter of Transmittal in the enclosed return envelope.

                                                        DELIVERY INSTRUCTIONS

                                                        THE BANK OF NEW YORK

         BY MAIL:                                        BY OVERNIGHT COURIER:                                     BY HAND:
    The Bank of New York                                  The Bank of New York                               The Bank of New York
Metropolitan Financial Corp.                          Metropolitan Financial Corp.                         Reorganization Services
          Exchange                                              Exchange                                      101 Barclay Street
      P.O. Box 859208                                      165 Bay State Road                            Receive and Deliver Window,
   Braintree, MA 02185-9                                  Braintree, MA 02184                                    Street Level
                                                                                                              New York, NY 10286

 BY FACSIMILE TRANSMISSION (FOR                         TO CONFIRM FACSIMILE
   DELIVERY WITH A NOTICE OF                               TRANSMISSIONS:
   GUARANTEED DELIVERY ONLY):

                                                  (For Eligible Institutions Only)
         (781) 380-3388

                                                      (781) 843-1833, Ext. 205
                                                       (For Confirmation Only)

                                                        FOR INFORMATION CALL:

                                                    D. F. KING, INFORMATION AGENT

                                                      (_____) _________________

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. -- The taxpayer identification number for an individual is the individual's Social Security number. Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. The taxpayer identification number for an entity is the entity's Employer Identification number. Employer Identification numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

                                                     GIVE THE NAME AND
FOR THIS TYPE OF ACCOUNT:                            SOCIAL SECURITY NUMBER OF --
1. Individual                                        The individual

2. Two or more individuals (joint account)           The actual owner of the account or, if
                                                     combined funds, the first individual on the
                                                     account(1)

3. Husband and wife (joint account)                  The actual owner of the account or, if joint
                                                     funds, either person(1)

4. Custodian account of a minor (Uniform Gift to     The minor(2)
   Minors Act)

5. Adult and minor (joint account)                   The adult or, if the minor is the only
                                                     contributor, the minor(1)

6. Account in the name of guardian or committee      The ward, minor, or incompetent person(3)
   for a designated ward, minor, or incompetent
   person

7. a. The usual revocable savings trust (grantor is The grantor-trustee(1) also trustee)

   b. So-called trust account that is not a legal    The actual owner(1)
      or valid trust under state law

                                                     GIVE THE NAME AND EMPLOYER IDENTIFICATION

FOR THIS TYPE OF ACCOUNT:                            NUMBER OF --

8.  Sole proprietorship                              The owner(4)

9.  A valid trust, estate, or pension trust          The legal entity (Do not furnish the
                                                     identifying number of the personal
                                                     representative or trustee unless the legal
                                                     entity itself is not designated in the
                                                     account title.)(5)

10. Corporate                                        The corporation

11. Association, club, religious, charitable,        The organization
    educational or other tax-exempt organization

12. Partnership                                      The partnership

13. A broker or registered nominee                   The broker or nominee

14. Account with the Department of Agriculture in    The public entity
    the name of a public entity (such as a state
    or local government, school district, or
    prison) that receives agriculture program
    payments

(1)   List first and circle the name of the person whose number you furnish.

(2)   Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)   Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
NOTE:SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE UNLESS OTHERWISE NOTED.
                                     PAGE 2

Section references are to the Internal Revenue Code.

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9) below. For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

    (1)  A corporation.

    (2) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

    (3)  The United States or any of its agencies or instrumentalities.

    (4) A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

    (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

    (6) An international organization or any of its agencies or instrumentalities.

    (7)  A foreign central bank of issue.

    (8) A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

    (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

    (10) A real estate investment trust.

    (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

    (12) A common trust fund operated by a bank under section 584(a).

    (13) A financial institution.

    (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

    (15) A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

        -       Payments to nonresident aliens subject to withholding under section 1441.

        - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

        -       Payments of patronage dividends not paid in money.

        -       Payments made by certain foreign organizations.

        -       Payments made to a nominee.

Payments of interest generally not subject to backup withholding include the following:

        -       Payments of interest on obligations issued by individuals. Note:
                You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

        - Payments of tax-exempt interest (including exempt interest dividends under section 852).

        -       Payments described in section 6049(b)(5) to nonresident aliens.

        -       Payments on tax-free covenant bonds under section 1451.

        -       Payments made by certain foreign organizations.

        -       Mortgage interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE

Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are qualified to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                   FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                   CONSULTANT OR THE INTERNAL REVENUE SERVICE